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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 17, 1998

                           CONSOLIDATED GRAPHICS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         TEXAS                         0-24068               76-0190827
(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)   (I.R.S. EMPLOYER
      OF INCORPORATION)                                   IDENTIFICATION NO.)

                           5858 WESTHEIMER, SUITE 200
                              HOUSTON, TEXAS 77057
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 787-0977
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ITEM 5.  OTHER EVENTS

     On September 17, 1998, pursuant to a Unanimous Written Consent of the Board of Directors of Consolidated Graphics, Inc., it was resolved that Article II,
Section 16, subsection (m) of the By-Laws of the Company be amended to provide that the maximum value of shares that may be issued by the Executive Committee of the Board of Directors as consideration for the acquisition of individual printing companies be increased from $25,000,000 to $75,000,000 provided further that the aggregate consideration in any such individual transaction may not exceed $75,000,000. A copy of the amendment is attached hereto as Exhibit 3.1

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (A)  EXHIBITS

     The following exhibit is filed herewith:


     3.1 Amendment to the By-Laws of the Company, dated September 17, 1998.


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                                    SIGNATURE

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                                               CONSOLIDATED GRAPHICS, INC.
                                                       (Registrant)

                                          By: /s/ RANDALL D. KEYS
                                                  RANDALL D. KEYS
                                             VICE PRESIDENT-FINANCE AND
                                               CHIEF FINANCIAL OFFICER

Date:  October 13, 1998


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